Independent Test Results of Light Truck Compound with Magn
Carried out by Rubber Research Institute of Malaysian Rubber Board

Sample Description
Marked
Test to Standard
Date of Testing

Property	Control	Magnum/SRI Compound1	Magnum/SRI Compound2	M C
Vulcanising Condition	14.5 minutes / 150°C			
Tensile Strength, Mpa	22.2	27.6	27.8	21
Elongation at Break, %	580	610	620	55
Hardness, Shore 'A'	65	56	59	67
DIN Abrasion				
Relative Volume loss, mm³	180	171	177	15

STANDARD TEST METHOD

Tensile Properties	ASTM D 412 - 98A (2002)€'
Hardness	ASTM D 2240 : 2003
Abrasion Resistance	ISO 2781 : 1988 (3RD EDITION)
Density	DIN 53516 : 1987
Accelerated Aging	ASTM D 573 : 1999

RRI Tire Test Repo

Independent Test Results of Light Truck Compound with Magn
Carried out by Rubber Research Institute of Malaysian Rubber Board

PHYSICAL PROPERTIES	OEM Control 2	MSRI Batch 6	MSRI
T.S (Mpa)	20.38	19.93	19.6
E.B %	506	518	510
M100	2.44	1.97	2.2
M200	5.68	4.57	5.4
M300	9.97	8.42	9.9

RRI Tire Test Repo

Independent Test Results of Light Truck Compound with Magn
Carried out by Rubber Research Institute of Malaysian Rubber Board

PLUNGER ENERGY TEST

Control - Original (OEM) Tire

TEST POINT	BREAKING FORCE (KGF.)	PENETRATION (cm)	BREAKING ENERGY (Kg.cm.)	Remarks Manufacturers Control Sample
*1	1485	9.47	7029	Tyre burst at plunger point, Test discontinued
*	1485	9.47	7029	Plunger break through
Remarks		Tyre Mounting : TYRE OKAY		

PLUNGER ENERGY TEST

[illegible] Tire.

TEST POINT	BREAKING FORCE (KGF.)	PENETRATION (cm)	BREAKING ENERGY (Kg.cm.)	Remarks Magnum SRI Custom Compound Tire
1	1500	9.27	6950	Retract at QA level
2	1500	9.33	7000	Retract at QA level
3	1500	9.47	7100	Retract at QA level
4	1500	9.67	7250	Retract at QA level
*5	1570	9.93	7798	Plunger break through
*	1570	9.93	7798	Plunger break through
Remarks		Tyre Mounting : TYRE OKAY		

PLUNGER ENERGY TEST

[illegible] Tire

TEST POINT	BREAKING FORCE (KGF.)	PENETRATION (cm)	BREAKING ENERGY (Kg.cm.)	Remarks Magnum SRI Custom Compound Tire
1	1500	9.53	7150	Retract at QA level
2	1300	9.93	7450	Retract at QA level
3	1500	9.67	7250	Retract at QA level
4	1300	9.6	7200	Retract at QA level
*5	1650	10.67	8800	Plunger break through
*	1650	10.67	8800	Plunger break through
Remarks		Tyre Mounting : TYRE OKAY		

FMVSS 119 (Light Truck 12 PR)

Min. Breaking Energy : 644 Joules, (6570 kg cm.) (5700 in.lb.)

Tire Category : Light truck tire of rim 17.5 inches or smaller and load range "F" (12 ply rating)

Plunger Diameter : 19.0 mm (3/4 inches)

Tests carried ou Independently t by Rubber Research Institute (Malaysian Rubber Board) Tire Lab

Tyre Test Results

COMPARATIVE CHART - COMPOUND PROPERTIES.

Trial using activation process on 40 mesh whole tire crumb and Compound Customization then blended with manufacturers original (OEM) light truck compound - 20% replacement with Magnum SRI Custom Compound.

PHYSICAL PROPERTIES	OEM Control 1	MSRI Batch 1	MSRI Batch 2	MSRI Batch 3	MSRI Batch 4	MSRI Batch 5
T.S (Mpa)	20.4	20.4	20.5	20.8	19.9	20.38
E.B %	478	488	508	496	488	545
M100	2.3	2.2	2.11	2.17	2.21	1.81
M200	5.3	5.37	4.99	4.99	5.25	4.13
M300	9.92	10.2	9.51	9.4	9.79	7.9

PHYSICAL PROPERTIES	OEM Control 2	MSRI Batch 6	MSRI Batch 7
T.S (Mpa)	20.36	19.93	19.54
E.B %	505	518	510
M100	2.44	1.97	2.23
M200	5.68	4.57	5.42
M300	9.97	8.42	9.92

Tyre Test Results COMPARATIVE CHART – COMPOUND PROPERTIES, CONT.

SAMPLE DESCRIPTION	: Unvulcanised Rubber Compound
MARKED	: Refer Below
TEST TO STANDARD	: Please refer below
DATE OF TESTING	: [illegible]

STANDARD TEST METHOD

Tensile Properties	ASTM D 412 – 98A (2002)e1
Hardness	ASTM D 2240 : 2003
Abrasion Resistance	ISO 2781 : 1988 (3RD EDITION)
Density	DIN 53516 : 1987
Accelerated Aging	ASTM D 573 : 1999

PROPERTY	CONTROL	MAGNUM SRI COMPOUND 1	MAGNUM SRI COMPOUND 2
Vulcanising Condition	14.5 minutes / 150°C		
Tensile Strength, Mpa	22.2	27.6	27.8
Elongation at Break, %	580	610	620
Hardness, Share 'A'	65	56	59
DIN Abrasion			
Relative Volume loss, mm³	180	171	177
PROPERTY	CONTROL	MAGNUM SRI COMPOUND 3	MAGNUM SRI COMPOUND 4
Vulcanising Condition	14.5 minutes / 150°C		
Tensile Strength, Mpa	22.2	21.5	21.6
Elongation at Break, %	580	550	570
Hardness, Share 'A'	65	67	63
DIN Abrasion			
Relative Volume loss, mm³	180	154	140

LEMBAGA GETAH MALAYSIA

Malaysian Rubber Board

RUBBER RESEARCH INSTITUTE OF MALAYSIA

PHYSICAL TESTING LABORATORY

Rubber Technology Centre, RRIM Research Station, 47000 Sungai Buloh, Selangor Darul Ehsan

Main Line Tel. (6)03-61561121 Fax: (6)03-61564416

Tel. (6)03-61576748 Fax (6)03-61563304

E-mail: ptl@lgm.gov.my

MS ISO / IEC 17025

TESTING : CALIBRATION

SAMM NO 006

TEST REPORT

REPORT NO : QA/2009/0813/1-4 DATE : 02.09.2009

SAMPLE DESCRIPTION

Sample description	:	Unvulcanised Rubber Compound
Marked	:	Refer Below
Test to Standard	:	Please refer
Date of Testing	:	14.08.2009 - 26.08.2009

PROPERTY	OBSERVED	
	QA/2009/0813/1 SRI/08/09/0001	QA/2009/0813/2 SRI/08/09/0002
Vulcanising Condition	12 minutes/150°C	17 minutes/150°C
Rheometer Trace*	Please refer to Page 5 of 8	Please refer to Page 6 of 8
Tensile Strength, MPa	21.5	21.6
Elongation at Break, %	550	570
Hardness, Shore 'A'	67	63
DIN Abrasion Relative Volume loss, mm^3	154	140
Density, g/cm^3	1.14	1.14
Properties after accelerated ageing in air oven, 168 hours at 70°C		
Change in Tensile Strength, %	-3	-7
Change in Elongation at Break, %	-15	-19
Change in Hardness, Shore 'A'	4	5

LEMBAGA GETAH MALAYSIA
Malaysian Rubber Board
RUBBER RESEARCH INSTITUTE OF MALAYSIA
PHYSICAL TESTING LABORATORY
Rubber Technology Centre RRIM Research Station, 47000 Sungai Buloh Selangor Darul Ehsan
Main Line Tel (603)-61561121 Fax (603)-61564418
Tel (603)-61576748 Fax: (603)-61583304
E-mail: pl@lgm.gov.my

MS ISO / IEC 17025
TESTING / CALIBRATION
SAMM NO 008

TEST REPORT

REPORT NO : QA/2009/0813/1-4

DATE : 02.09.2009

PROPERTY	OBSERVED	
	QA/2009/0813/3 SRI/08/09/0003	QA/2009/0813/4 SRI/08/09/0004
Vulcanising Condition	7.5 minutes/150°C	14.5 minutes/150°C
Rheometer Trace*	Please refer to Page 7 of 8	Please refer to Page 8 of 8
Tensile Strength, MPa	18.4	22.2
Elongation at Break, %	450	580
Hardness, Shore 'A'	66	65
DIN Abrasion Relative Volume loss, mm^3	179	180
Density, g/cm^3	1.14	1.07
Properties after accelerated ageing in air oven, 168 hours at 70°C		
Change in Tensile Strength, %	-9	-4
Change in Elongation at Break, %	-21	-13
Change in Hardness, Shore 'A'	5	5

* Non Accredited Test

(Shamheza Su[illegible])
Quality Manager
Physical Testing Laboratory
for Director General MRB

LEMBAGA GETAH MALAYSIA

Malaysian Rubber Board

RUBBER RESEARCH INSTITUTE OF MALAYSIA

PHYSICAL TESTING LABORATORY

Rubber Technology Centre, RRIM Research Station, 47000 Sungai Buloh, Selangor Darul Ehsan

Main Line Tel: (603-61561121 Fax: (603-61564418

Tel: (603-61576748 Fax: (603-61563304

E-mail: ptl@lgm.gov.my

MS ISO/IEC 17025 TESTING/CALIBRATION SAMM NO 008

TEST REPORT

REPORT NO : QA/2009/0778/1 **DATE : 19.08.2009**

SAMPLE DESCRIPTION

Sample description	:	Unvulcanised Rubber Compound
Marked	:	Refer Below
Test to Standard	:	Please refer
Date of Testing	:	04.08.2009-11.08.2009

PROPERTY	**OBSERVED** **QA/2009/0778/1** **RC/7/09/0011**
Vulcanising Condition	5 minutes/150°C
Rheometer Trace*	Please refer to Page 4 of 4
Tensile Strength, MPa	27.6
Elongation at Break, %	610
Hardness, Shore 'A'	56
DIN Abrasion Relative Volume loss, mm^3	171
Density, g/cm^3	1.10
Properties after accelerated ageing in air oven, 168 hours at 70°C	
Change in Tensile Strength, %	-7
Change in Elongation at Break, %	-16
Change in Hardness, Shore 'A'	5

* Non Accredited Test

(Shamheza Suhaimi)
Quality Manager
Physical Testing Laboratory
for Director General MRB

09/sah

LEMBAGA GETAH MALAYSIA
Malaysian Rubber Board
RUBBER RESEARCH INSTITUTE OF MALAYSIA
PHYSICAL TESTING LABORATORY
Rubber Technology Centre, RRIM Research Station, 47000 Sungai Buloh, Selangor Darul Ehsan
Main Line Tel: (603)-61561121 Fax: (603)-61564418
Tel: (603)-61576748 Fax: (603)-61583304
E-mail: ptl@lgm.gov.my

MS ISO / IEC 17025
TESTING / CALIBRATION
SAMM NO 008

TEST REPORT

REPORT NO : QA/2009/0778/1 DATE : 19.08.2009

SAMPLE DESCRIPTION

Sample description	:	Unvulcanised Rubber Compound
Marked	:	Refer Below
Test to Standard	:	Please refer
Date of Testing	:	04.08.2009-11.08.2009

PROPERTY	**OBSERVED** QA/2009/0778/1 RC/7/09/0011
Vulcanising Condition	5 minutes/150°C
Rheometer Trace*	Please refer to Page 4 of 4
Tensile Strength, MPa	27.6
Elongation at Break, %	610
Hardness, Shore 'A'	56
DIN Abrasion Relative Volume loss, mm^3	171
Density, g/cm^3	1.10
Properties after accelerated ageing in air oven, 168 hours at 70°C	
Change in Tensile Strength, %	-7
Change in Elongation at Break, %	-16
Change in Hardness, Shore 'A'	5

* Non Accredited Test

(Shamheza Suhaimi)
Quality Manager
Physical Testing Laboratory
for Director General MRB

LEMBAGA GETAH MALAYSIA
Malaysian Rubber Board
RUBBER RESEARCH INSTITUTE OF MALAYSIA
PHYSICAL TESTING LABORATORY
Rubber Technology Centre, RRIM Research Station, 47000 Sungai Buloh, Selangor Darul Ehsan
Main Line Tel: (6)03-61561121 Fax: (6)03-61564418
Tel: (6)03-61576748 Fax: (6)03-61563004
E mail: ptl@lgm.gov.my

MS ISO / IEC 17025
TESTING / CALIBRATION
SAMM NO 006

TEST REPORT

REPORT NO : QA/2009/0779/1 DATE : 19.08.2009

SAMPLE DESCRIPTION

Sample description	:	Unvulcanised Rubber Compound
Marked	:	Refer Below
Test to Standard	:	Please refer to
Date of Testing	:	04.08.2009 -11.08.2009

PROPERTY	OBSERVED QA/2009/0779/1 RC/7/09/0012
Vulcanising Condition	6 minutes/150°C
Rheometer Trace*	Please refer to Page 4 of 4
Tensile Strength, MPa	27.8
Elongation at Break, %	620
Hardness, Shore 'A'	59
DIN Abrasion Relative Volume loss, mm^3	177
Density, g/cm^3	1.12
Properties after accelerated ageing in air oven, 168 hours at 70°C	
Change in Tensile Strength, %	-4
Change in Elongation at Break, %	-13
Change in Hardness, Shore 'A'	5

* Non Accredited Test

(Shamheza Suh...)
Quality Manager
Physical Testing Laboratory
for Director General MRB

09sab

LEMBAGA GETAH MALAYSIA

Malaysian Rubber Board

RUBBER RESEARCH INSTITUTE OF MALAYSIA
PHYSICAL TESTING LABORATORY
Rubber Technology Centre, RRIM Research Station, 47000 Sungai Buloh, Selangor Darul Ehsan.
Main Line Tel: (6)03-61561121 Fax: (6)03-61564415
Tel: (6)03-61576748 Fax: (6)03-61563304
E-mail: ptl@lgm.gov.my

MS ISO / IEC 17025
TESTING / CALIBRATION
SAMM NO 008

TEST REPORT

REPORT NO : QA/2009/0778/1 DATE : 19.08.2009

STANDARD TEST METHOD	
TEST	**METHOD**
Tensile Properties	ASTM D 412 - 98a (2002)$^{\epsilon 1}$
Hardness	ASTM D 2240 : 2003
Abrasion Resistance	ISO 2781 : 1988 (3rd edition)
Density	DIN 53516 : 1987
Accelerated Ageing	ASTM D 573 : 1999

LEMBAGA GETAH MALAYSIA
Malaysian Rubber Board
RUBBER RESEARCH INSTITUTE OF MALAYSIA
PHYSICAL TESTING LABORATORY
Rubber Technology Centre RRIM Research Station 47000 Sungai Buloh Selangor Darul Ehsan
Main Line Tel (6)03-61561121 Fax (6)03-61564418
Tel (6)03-61576746 Fax (6)03-61563304
E-mail ptl@lgm.gov.my

MS ISO/IEC 17025 TESTING - CALIBRATION SAMM NO. 008

PLUNGER ENERGY TEST

Our Ref.	: UUPT/ AN/ PE/ 2009/ 187	Rep. Date	: 17-09-2009
Test Ref.	: SR09L004P	Test Date	: 21-08-2009
Tyre Size	: 7.50-16 12PR	Operator	: Mokhtar, Erwan
Tyre Type	: Rightstone BS5000	Method	: FMVSS 119
Country	: Malaysia	Infl. (kPa)	: 620
Remarks	: SRI/8/09/0008		

Test Point	Breaking Force (kgf.)	Penetration (cm.)	Breaking Energy (kg.cm.)	Remarks
1	1500	9.53	7150	Retract at QA level
2	1500	9.93	7450	Retract at QA level
3	1500	9.67	7250	Retract at QA level
4	1500	9.60	7200	Retract at QA level
*5	1650	10.67	8800	Plunger break through
*	**1650**	**10.67**	**8800**	**Plunger break through**
Remarks		Tyre Mounting : TYRE OKAY		

FMVSS 119 [Light Truck 12PR]

Min. Breaking Energy : 644 Joules, (6570 kg cm.) (5700 in lb.)

Tyre Category : Light truck tyre of rim 17.5 inches or smaller and load range " F " [12 ply rating].

Plunger Diameter : 19.0 mm (¾ inches)

Prepared by : Jaffri Ali

MUHD ALIAS B. ZAINAL ABIDIN,
Supervisor,
Tyre Testing Laboratory,
Product Testing and Calibration Unit,
Malaysian Rubber Board

LGM Confidential

LEMBAGA GETAH MALAYSIA
Malaysian Rubber Board
RUBBER RESEARCH INSTITUTE OF MALAYSIA
PHYSICAL TESTING LABORATORY
Rubber Technology Centre RRIM Research Station, 47000 Sungai Buloh Selangor Darul Ehsan
Main Line Tel (6)03-61561121 Fax (6)03-61564418
Tel (6)03-61576748 Fax (6)03-61563304
E-mail ptl@lgm.gov.my

MS ISO / IEC 17025
TESTING - CALIBRATION
SAMM NO 008

PLUNGER ENERGY TEST

Our Ref.	: UUPT/ AN/ PE/ 2009/ 185	Rep. Date	: 17-09-2009
Test Ref.	: SR09L002P	Test Date	: 22-08-2009
Tyre Size	: 7.00-16 12PR	Operator	: Erwan, Syamsun
Tyre Type	: Rightstone BS1000	Method	: FMVSS 119
Country	: Malaysia	Infl. (kPa)	: 620
Remarks	: SRI/8/09/0007		

Test Point	Breaking Force (kgf.)	Penetration (cm.)	Breaking Energy (kg.cm.)	Remarks
*1	1485	9.47	7029	Tyre burst at plunger point Test discontinued
*	**1485**	**9.47**	**7029**	**Plunger break through**
Remarks		Tyre Mounting : TYRE OKAY		

FMVSS 119 [Light Truck 12PR]

Min. Breaking Energy : 644 Joules, (**6570 kg cm.**) (5700 in.lb.)

Tyre Category : Light truck tyre of rim 17.5 inches or smaller and load range " F "
[12 ply rating]

Plunger Diameter : 19.0 mm (¾ inches)

Prepared by : Jaffri Ali

MUHD ALIAS B. ZAINAL ABIDIN,
Supervisor,
Tyre Testing Laboratory,
Product Testing and Calibration Unit,
Malaysian Rubber Board.

LGM Confidential

LEMBAGA GETAH MALAYSIA
Malaysian Rubber Board
RUBBER RESEARCH INSTITUTE OF MALAYSIA
PHYSICAL TESTING LABORATORY
Rubber Technology Centre, RRIM Research Station, 47000 Sungai Buloh, Selangor Darul Ehsan
Main Line Tel: (6)03-61561121 Fax: (6)03-61564418
Tel: (6)03-61576748 Fax: (6)03-61563304
E-mail: ptl@lgm.gov.my

MS ISO / IEC 17025
TESTING / CALIBRATION
SAMM NO 026

PLUNGER ENERGY TEST

Our Ref.	: UUPT/ AN/ PE/ 2009/ 184	Rep. Date	: 17-09-2009
Test Ref.	: SR09L001P	Test Date	: 21-08-2009
Tyre Size	: 7.00-16 12PR	Operator	: Mokhtar, Erwan
Tyre Type	: Brightstone BS1000	Method	: FMVSS 119
Country	: Malaysia	Infl (kPa)	: 620
Remarks	: SRI/8/09/0006		

Test Point	Breaking Force (kgf.)	Penetration (cm.)	Breaking Energy (kg.cm.)	Remarks
1	1500	9.27	6950	Retract at QA level
2	1500	9.33	7000	Retract at QA level
3	1500	9.47	7100	Retract at QA level
4	1500	9.67	7250	Retract at QA level
*5	1570	9.93	7798	Plunger break through
*	**1570**	**9.93**	**7798**	**Plunger break through**
Remarks		Tyre Mounting : TYRE OKAY		

FMVSS 119 [Light Truck 12PR]

Min. Breaking Energy : 644 Joules. (**6570 kg cm.**) (5700 in.lb.)

Tyre Category : Light truck tyre of rim 17.5 inches or smaller and load range " F " [12 ply rating].

Plunger Diameter : 19.0 mm (¾ inches)

Prepared by : Jaffri Ali

MUHD ALIAS B. ZAINAL ABIDIN,
Supervisor,
Tyre Testing Laboratory,
Product Testing and Calibration Unit,
Malaysian Rubber Board.

LGM Confidential